Exhibit (d)(32)

ROYCE & ASSOCIATES, LP

ONE MADISON AVENUE

NEW YORK, NY 10010

April 30, 2026

The Royce Fund

One Madison Avenue

New York, NY 10010

Re: Fee Waiver and Expense Reimbursement – Royce SMid-Cap Total Return Fund1 (Investment Class)

To Whom It May Concern:

Reference is made to the Investment Advisory Agreement dated July 31, 2020 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce SMid-Cap Total Return Fund1 (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services it provides under the Agreement for the period beginning May 1, 2026, and ending April 30, 2027 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to its Investment Class of shares (the “Class”) in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for the Class are not more than 1.09% of the Class’s average net assets for the Period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Treasurer

1 As of July 1, 2025, Royce Dividend Value Fund was renamed Royce SMid-Cap Total Return Fund.

ROYCE & ASSOCIATES, LP

ONE MADISON AVENUE

NEW YORK, NY 10010

April 30, 2026

The Royce Fund

One Madison Avenue

New York, NY 10010

Re: Fee Waiver and Expense Reimbursement – Royce SMid-Cap Total Return Fund1 (Service Class)

To Whom It May Concern:

Reference is made to the Investment Advisory Agreement dated July 31, 2020 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce SMid-Cap Total Return Fund1 (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services it provides under the Agreement for the period beginning May 1, 2026, and ending April 30, 2027 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to its Service Class of shares (the “Class”) in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for the Class are not more than 1.34% of the Class’s average net assets for the Period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Treasurer

1 As of July 1, 2025, Royce Dividend Value Fund was renamed Royce SMid-Cap Total Return Fund.

ROYCE & ASSOCIATES, LP

ONE MADISON AVENUE

NEW YORK, NY 10010

April 30, 2026

The Royce Fund

One Madison Avenue

New York, NY 10010

Re: Fee Waiver and Expense Reimbursement – Royce International Premier Fund (Institutional Class)

To Whom It May Concern:

Reference is made to the Investment Advisory Agreement dated August 31, 2020 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce International Premier Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services it provides under the Agreement for the period beginning May 1, 2026, and ending April 30, 2027 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to its Institutional Class of shares (the “Class”) in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for the Class are not more than 1.04% of the Class’s average net assets for the Period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Treasurer

ROYCE & ASSOCIATES, LP

ONE MADISON AVENUE

NEW YORK, NY 10010

April 30, 2026

The Royce Fund

One Madison Avenue

New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce International Premier Fund (Investment Class)

To Whom It May Concern:

Reference is made to the Investment Advisory Agreement dated August 31, 2020 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce International Premier Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services it provides under the Agreement for the period beginning May 1, 2026, and ending April 30, 2027 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to its Investment Class of shares (the “Class”) in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for the Class are not more than 1.19% of the Class’s average net assets for the Period.

The Adviser hereby also waives compensation for services it provides under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2028 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.74% of the Class’s average net assets for such annual period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Treasurer

ROYCE & ASSOCIATES, LP

ONE MADISON AVENUE

NEW YORK, NY 10010

April 30, 2026

The Royce Fund

One Madison Avenue

New York, NY 10010

Re: Fee Waiver and Expense Reimbursement – Royce International Premier Fund (Service Class)

To Whom It May Concern:

Reference is made to the Investment Advisory Agreement dated August 31, 2020 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce International Premier Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services it provides under the Agreement for the period beginning May 1, 2026, and ending April 30, 2027 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to its Service Class of shares (the “Class”) in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for the Class are not more than 1.44% of the Class’s average net assets for the Period.

The Adviser hereby also waives compensation for services it provides under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2028 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’s average net assets for such annual period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Treasurer

ROYCE & ASSOCIATES, LP

ONE MADISON AVENUE

NEW YORK, NY 10010

April 30, 2026

The Royce Fund

One Madison Avenue

New York, NY 10010

Re:	Fee Waiver and Expense Reimbursement – Royce Micro-Cap Fund (Consultant Class)

To Whom It May Concern:

Reference is made to the Investment Advisory Agreement dated August 31, 2020 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Micro-Cap Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services it provides under the Agreement for the period beginning May 1, 2026, and ending April 30, 2027 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to its Consultant Class of shares (the “Class”) in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for the Class are not more than 2.24% of the Class’s average net assets for the Period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Treasurer

ROYCE & ASSOCIATES, LP

ONE MADISON AVENUE

NEW YORK, NY 10010

April 30, 2026

The Royce Fund

One Madison Avenue

New York, NY 10010

Re:	Fee Waiver and Expense Reimbursement – Royce Micro-Cap Fund (Investment Class)

To Whom It May Concern:

Reference is made to the Investment Advisory Agreement dated August 31, 2020 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Micro-Cap Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services it provides under the Agreement for the period beginning May 1, 2026, and ending April 30, 2027 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to its Investment Class of shares (the “Class”) in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for the Class are not more than 1.24% of the Class’s average net assets for the Period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Treasurer

ROYCE & ASSOCIATES, LP

ONE MADISON AVENUE

NEW YORK, NY 10010

April 30, 2026

The Royce Fund

One Madison Avenue

New York, NY 10010

Re:	Fee Waiver and Expense Reimbursement – Royce Micro-Cap Fund (Service Class)

To Whom It May Concern:

Reference is made to the Investment Advisory Agreement dated August 31, 2020 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Micro-Cap Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services it provides under the Agreement for the period beginning May 1, 2026, and ending April 30, 2027 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to its Service Class of shares (the “Class”) in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for the Class are not more than 1.49% of the Class’s average net assets for the Period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Treasurer

ROYCE & ASSOCIATES, LP

ONE MADISON AVENUE

NEW YORK, NY 10010

April 30, 2026

The Royce Fund

One Madison Avenue

New York, NY 10010

Re:	Fee Waiver and Expense Reimbursement – Royce Small-Cap Opportunity Fund (Consultant Class)

To Whom It May Concern:

Reference is made to the Investment Advisory Agreement dated July 31, 2020 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Small-Cap Opportunity Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services it provides under the Agreement for the period beginning May 1, 2026, and ending April 30, 2027 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to its Consultant Class of shares (the “Class”) in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for the Class are not more than 2.24% of the Class’s average net assets for the Period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Treasurer

ROYCE & ASSOCIATES, LP

ONE MADISON AVENUE

NEW YORK, NY 10010

April 30, 2026

The Royce Fund

One Madison Avenue

New York, NY 10010

Re:	Fee Waiver and Expense Reimbursement – Royce Small-Cap Opportunity Fund (Service Class)

To Whom It May Concern:

Reference is made to the Investment Advisory Agreement dated July 31, 2020 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Small-Cap Opportunity Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services it provides under the Agreement for the period beginning May 1, 2026, and ending April 30, 2027 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to its Service Class of shares (the “Class”) in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for the Class are not more than 1.49% of the Class’s average net assets for the Period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Treasurer

ROYCE & ASSOCIATES, LP

ONE MADISON AVENUE

NEW YORK, NY 10010

April 30, 2026

The Royce Fund

One Madison Avenue

New York, NY 10010

Re:	Fee Waiver and Expense Reimbursement – Royce Premier Fund (A Class)

To Whom It May Concern:

Reference is made to the Investment Advisory Agreement dated July 31, 2020 (the “Agreement”), by and between The Royce Fund (the “Fund”), on behalf of Royce Premier Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services it provides under the Agreement for the period beginning May 1, 2026, and ending April 30, 2027 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to its A Class of shares (the “Class”) in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for the Class are not more than 1.49% of the Class’s average net assets for the Period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Treasurer

ROYCE & ASSOCIATES, LP

ONE MADISON AVENUE

NEW YORK, NY 10010

April 30, 2026

The Royce Fund

One Madison Avenue

New York, NY 10010

Re:	Fee Waiver and Expense Reimbursement – Royce Premier Fund (Consultant Class)

Gentlemen:

Reference is made to the Investment Advisory Agreement dated July 31, 2020 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Premier Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services it provides under the Agreement for the period beginning May 1, 2026, and ending April 30, 2027 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to its Consultant Class of shares (the “Class”) in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for the Class are not more than 2.24% of the Class’s average net assets for the Period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Treasurer

ROYCE & ASSOCIATES, LP

ONE MADISON AVENUE

NEW YORK, NY 10010

April 30, 2026

The Royce Fund

One Madison Avenue

New York, NY 10010

Re:	Fee Waiver and Expense Reimbursement – Royce Premier Fund (Service Class)

Gentlemen:

Reference is made to the Investment Advisory Agreement dated July 31, 2020 (the “Agreement”), by and between The Royce Fund (the “Fund”), on behalf of Royce Premier Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services it provides under the Agreement for the period beginning May 1, 2026, and ending April 30, 2027 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to its Service Class of shares (the “Class”) in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for the Class are not more than 1.49% of the Class’s average net assets for the Period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Treasurer

ROYCE & ASSOCIATES, LP

ONE MADISON AVENUE

NEW YORK, NY 10010

April 30, 2026

The Royce Fund

One Madison Avenue

New York, NY 10010

Re:  Fee Waiver and Expense Reimbursement – Royce Small-Cap Special Equity Fund (A Class)

To Whom It May Concern:

Reference is made to the Investment Advisory Agreement dated July 31, 2020 (the “Agreement”), by and between The Royce Fund (the “Fund”), on behalf of Royce Small-Cap Special Equity Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services it provides under the Agreement for the period beginning May 1, 2026, and ending April 30, 2027 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to its A Class of shares (the “Class”) in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for the Class are not more than 1.49% of the Class’s average net assets for the Period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By:	/s/ Peter K. Hoglund
Peter K. Hoglund Chief Financial Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ Peter K. Hoglund
Peter K. Hoglund Treasurer

ROYCE & ASSOCIATES, LP

ONE MADISON AVENUE

NEW YORK, NY 10010

April 30, 2026

The Royce Fund

One Madison Avenue

New York, NY 10010

Re:  Fee Waiver and Expense Reimbursement – Royce Small-Cap Special Equity Fund (Consultant Class)

To Whom It May Concern:

Reference is made to the Investment Advisory Agreement dated July 31, 2020 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Small-Cap Special Equity Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services it provides under the Agreement for the period beginning May 1, 2026, and ending April 30, 2027 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to its Consultant Class of shares (the “Class”) in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for the Class are not more than 2.24% of the Class’s average net assets for the Period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By:	/s/ Peter K. Hoglund
Peter K. Hoglund Chief Financial Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ Peter K. Hoglund
Peter K. Hoglund Treasurer

ROYCE & ASSOCIATES, LP

ONE MADISON AVENUE

NEW YORK, NY 10010

April 30, 2026

The Royce Fund

One Madison Avenue

New York, NY 10010

Re: Fee Waiver and Expense Reimbursement – Royce Small-Cap Special Equity Fund (Investment Class)

To Whom It May Concern:

Reference is made to the Investment Advisory Agreement dated July 31, 2020 (the “Agreement”), by and between The Royce Fund (the “Fund”), on behalf of Royce Small-Cap Special Equity Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services it provides under the Agreement for the period beginning May 1, 2026, and ending April 30, 2027 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to its Investment Class of shares (the “Class”) in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for the Class are not more than 1.24% of the Class’s average net assets for the Period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By:	/s/ Peter K. Hoglund
Peter K. Hoglund Chief Financial Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ Peter K. Hoglund
Peter K. Hoglund Treasurer

ROYCE & ASSOCIATES, LP

ONE MADISON AVENUE

NEW YORK, NY 10010

April 30, 2026

The Royce Fund

One Madison Avenue

New York, NY 10010

Re:  Fee Waiver and Expense Reimbursement – Royce Small-Cap Special Equity Fund (Service Class)

To Whom It May Concern:

Reference is made to the Investment Advisory Agreement dated July 31, 2020 (the “Agreement”), by and between The Royce Fund (the “Fund”), on behalf of Royce Small-Cap Special Equity Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services it provides under the Agreement for the period beginning May 1, 2026, and ending April 30, 2027 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to its Service Class of shares (the “Class”) in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for the Class are not more than 1.49% of the Class’s average net assets for the Period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By:	/s/ Peter K. Hoglund
Peter K. Hoglund Chief Financial Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ Peter K. Hoglund
Peter K. Hoglund Treasurer

ROYCE & ASSOCIATES, LP

ONE MADISON AVENUE

NEW YORK, NY 10010

April 30, 2026

The Royce Fund

One Madison Avenue

New York, NY 10010

Re: Fee Waiver and Expense Reimbursement – Royce Small-Cap Total Return Fund (Consultant Class)

To Whom It May Concern:

Reference is made to the Investment Advisory Agreement dated September 11, 2020 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Small-Cap Total Return Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services it provides under the Agreement for the period beginning May 1, 2026, and ending April 30, 2027 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to its Consultant Class of shares (the “Class”) in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for the Class are not more than 2.24 % of the Class’s average net assets for the Period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By:	/s/ Peter K. Hoglund
Peter K. Hoglund Chief Financial Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ Peter K. Hoglund
Peter K. Hoglund Treasurer

ROYCE & ASSOCIATES, LP

ONE MADISON AVENUE

NEW YORK, NY 10010

April 30, 2026

The Royce Fund

One Madison Avenue

New York, NY 10010

Re: Fee Waiver and Expense Reimbursement – Royce Small-Cap Total Return Fund (Institutional Class)

To Whom It May Concern:

Reference is made to the Investment Advisory Agreement dated September 11, 2020 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Small-Cap Total Return Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services it provides under the Agreement for the period beginning May 1, 2026, and ending April 30, 2027 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to its Institutional Class of shares (the “Class”) in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for the Class are not more than 1.02% of the Class’s average net assets for the Period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By:	/s/ Peter K. Hoglund
Peter K. Hoglund Chief Financial Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ Peter K. Hoglund
Peter K. Hoglund Treasurer

ROYCE & ASSOCIATES, LP

ONE MADISON AVENUE

NEW YORK, NY 10010

April 30, 2026

The Royce Fund

One Madison Avenue

New York, NY 10010

Re: Fee Waiver and Expense Reimbursement – Royce Small-Cap Total Return Fund (Service Class)

Gentlemen:

Reference is made to the Investment Advisory Agreement dated September 11, 2020 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Small-Cap Total Return Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services it provides under the Agreement for the period beginning May 1, 2026, and ending April 30, 2027 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to its Service Class of shares (the “Class”) in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for the Class are not more than 1.49% of the Class’s average net assets for the Period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By:	/s/ Peter K. Hoglund
Peter K. Hoglund Chief Financial Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ Peter K. Hoglund
Peter K. Hoglund Treasurer

ROYCE & ASSOCIATES, LP

ONE MADISON AVENUE

NEW YORK, NY 10010

April 30, 2026

The Royce Fund

One Madison Avenue

New York, NY 10010

Re: Fee Waiver and Expense Reimbursement – Royce Smaller-Companies Growth Fund (Institutional Class)

To Whom It May Concern:

Reference is made to the Investment Advisory Agreement dated August 31, 2020 (the “Agreement”), by and between The Royce Fund (the “Fund”), on behalf of Royce Smaller-Companies Growth Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services it provides under the Agreement for the period beginning May 1, 2026, and ending April 30, 2027 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to its Institutional Class of shares (the “Class”) in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for the Class are not more than 1.02% of the Class’s average net assets for the Period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By:	/s/ Peter K. Hoglund
Peter K. Hoglund Chief Financial Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ Peter K. Hoglund
Peter K. Hoglund Treasurer

ROYCE & ASSOCIATES, LP

ONE MADISON AVENUE

NEW YORK, NY 10010

April 30, 2026

The Royce Fund

One Madison Avenue

New York, NY 10010

Re: Fee Waiver and Expense Reimbursement – Royce Smaller-Companies Growth Fund (Investment Class)

To Whom It May Concern:

Reference is made to the Investment Advisory Agreement dated August 31, 2020 (the “Agreement”), by and between The Royce Fund (the “Fund”), on behalf of Royce Smaller-Companies Growth Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services it provides under the Agreement for the period beginning May 1, 2026, and ending April 30, 2027 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to its Investment Class of shares (the “Class”) in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for the Class are not more than 1.02% of the Class’s average net assets for the Period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By:	/s/ Peter K. Hoglund
Peter K. Hoglund Chief Financial Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ Peter K. Hoglund
Peter K. Hoglund Treasurer

ROYCE & ASSOCIATES, LP

ONE MADISON AVENUE

NEW YORK, NY 10010

April 30, 2026

The Royce Fund

One Madison Avenue

New York, NY 10010

Re: Fee Waiver and Expense Reimbursement – Royce Smaller-Companies Growth Fund (Service Class)

To Whom It May Concern:

Reference is made to the Investment Advisory Agreement dated August 31, 2020 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Smaller-Companies Growth Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services it provides under the Agreement for the period beginning May 1, 2026, and ending April 30, 2027 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to its Service Class of shares (the “Class”) in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for the Class are not more than 1.49% of the Class’s average net assets for the Period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By:	/s/ Peter K. Hoglund
Peter K. Hoglund Chief Financial Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ Peter K. Hoglund
Peter K. Hoglund Treasurer

ROYCE & ASSOCIATES, LP

ONE MADISON AVENUE

NEW YORK, NY 10010

April 30, 2026

The Royce Fund

One Madison Avenue

New York, NY 10010

Re: Fee Waiver and Expense Reimbursement – Royce Small-Cap Value Fund (Investment Class)

To Whom It May Concern:

Reference is made to the Investment Advisory Agreement dated July 31, 2020 (the “Agreement”), by and between The Royce Fund (the “Fund”), on behalf of Royce Small-Cap Value Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services it provides under the Agreement for the period beginning May 1, 2026, and ending April 30, 2027 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to its Investment Class of shares (the “Class”) in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for the Class are not more than 1.24% of the Class’s average net assets for the Period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By:	/s/ Peter K. Hoglund
Peter K. Hoglund Chief Financial Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ Peter K. Hoglund
Peter K. Hoglund Treasurer

ROYCE & ASSOCIATES, LP

ONE MADISON AVENUE

NEW YORK, NY 10010

April 30, 2026

The Royce Fund

One Madison Avenue

New York, NY 10010

Re: Fee Waiver and Expense Reimbursement – Royce Small-Cap Value Fund (Service Class)

To Whom It May Concern:

Reference is made to the Investment Advisory Agreement dated July 31, 2020 (the “Agreement”), by and between The Royce Fund (the “Fund”), on behalf of Royce Small-Cap Value Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services it provides under the Agreement for the period beginning May 1, 2026, and ending April 30, 2027 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to its Service Class of shares (the “Class”) in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for the Class are not more than 1.49% of the Class’s average net assets for the Period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By:	/s/ Peter K. Hoglund
Peter K. Hoglund Chief Financial Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ Peter K. Hoglund
Peter K. Hoglund Treasurer